                                NETSILICON, INC.

               AMENDMENT NO. 1 TO 1998 DIRECTOR STOCK OPTION PLAN

     THIS AMENDMENT TO 1998 DIRECTOR STOCK OPTION PLAN is entered into this _____ day of ____________, 1999, by and between NETsilicon, Inc., a Massachusetts corporation with principal offices at411 Waverley Oaks Road, Building 227, Waltham, MA 02154 (hereinafter called the "Corporation"), and the Directors of the Corporation as listed on Schedule A attached hereto (individually, a "Grantee" and collectively, the "Grantees").

     WHEREAS, the Corporation granted certain stock options to Grantees pursuant to that certain 1998 Director Stock Option Plan (the "Stock Option Plan") and the Corporation and the Grantees desire to amend the terms of the Stock Option Plan as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. The Stock Option Plan is hereby amended to delete paragraph 3(a)(ii) thereof in its entirety and to insert the following in its place:

          The Chairman of the Board of Directors shall be automatically granted an Option to purchase 40,000 Shares and each Outside Director shall be automatically granted an Option to purchase 25,000 Shares on the effective date of the Initial Public Offering of the Company's common stock or the date on which such person first becomes a Chairman or an Outside Director, respectively, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that a Chairman or an Inside Director who ceases to be a Chairman or an Inside Director, respectively, but who remains a Director shall not receive a First Option.

     2. All other terms and conditions of the Stock Option Plan not otherwise affected by the amendments set forth herein shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to 1998 Director Stock Option Plan to be duly executed by its President and Chief Executive Officer duly authorized, and the Grantees have set their hands and seals all on the date and year first written above.


                                              CORPORATION:
                                              NETsilicon, Inc.



                                              By:_______________________
                                              Cornelius Peterson, VIII, Director

                                              GRANTEES:


                                              __________________________________
                                              Cornelius Peterson, VIII, Director


                                              __________________________________
                                              Leonard Hecht, Director


                                              __________________________________
                                              Bruce B. Roesner, Director


                                              __________________________________
                                              Yechiam Yemini, Director


                                              __________________________________
                                              Renn Zaphiropoulos, Chairman

                                   SCHEDULE A

                       NETsilicon, Inc. Board of Directors

                       Cornelius Peterson, VIII, Director
                            Leonard Hecht, Director
                           Bruce B. Roesner, Director
                            Yechiam Yemini, Director
                          Renn Zaphiropoulos, Chairman